Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of PDS Biotechnology Corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2021 (the “Report”), I, Seth Van Voorhees, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2021	/s/ Seth Van Voorhees
Seth Van Voorhees
Chief Financial Officer
(Principal Financial and Accounting Officer)